EXHIBIT 10.68

         This Agreement between AMBI INC., a New York corporation ("Company"), and FREDRIC D. PRICE ("Price") is hereby entered into as of September 29, 2000.

         In  consideration  of  the  mutual  promises,   terms,   covenants  and
conditions set forth herein, it is hereby agreed as follows:

1.       Resignation, Etc.

         (a) Price hereby resigns as an officer, director, manager and employee of the Company and its NutritionU.com, Inc. and other direct and indirect corporate, partnership and LLC subsidiaries.

         (b) Except for an Invention and Secrecy Agreement dated August 30, 1994, the options referred to below and except for the right of Price to be indemnified by the Company under the Company's certificate of incorporation and by laws and under the Company's directors and officers insurance policies, all employment and other agreements and commitments between the Company and Price are hereby terminated. The terminated agreements and commitments, include, without limitation, the letter agreement effective April 1, 1998 between the Company and Price and any agreements or commitments in the form of Board resolutions.

2.       Consultancy.

         (a) The Company hereby retains Price who agrees to be available as a consultant on matters relating to NutritionU.com from time to time , consistent with Price's expertise and his personal and other business commitments. Price may perform his services by phone or in person.

         (b)      Term of Consultancy.

The consultancy shall commence on the date hereof and shall terminate on the earlier of June 30, 2004 or the date on which there shall be a change in control of the Company.

         (i)      A "change in control" shall be deemed to occur:

                  (A) when any "person" is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Act")) directly or indirectly, of securities of the Company representing 30% or more of the total voting power represented by then outstanding voting securities of the Company, or has the power (whether as a result of stock ownership, revocable or

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                           irrevocable proxies, contract or otherwise) or
                           ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board; or

                  (B) upon the sale of all or substantially all of the Company's assets, or any merger or other business combination other than any merger or business combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 30% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or business combination.

         (c)      In full compensation for his availability as a consultant:

                  (i) The Company shall during the term of the consultancy pay to Price a fee of $206,250 for the period from October 1, 2000 through June 30, 2001, and a fee at the annual rate of $100,000 thereafter. Such fees shall be payable in bi-weekly installments, except that on the occurrence of a change of control, the Company shall pay to Price in a lump sum, without discount, the fees that would have been paid to him thereafter through June 30, 2004 had the term of the consultancy continued to that date. To the extent permissible by law, there shall be no withholding deductions. In the event of Price's death, disability, or incapacity, such fees shall be paid to Price or his personal representative, as the case may be, for the duration of the above term.

                  (ii) The Company shall during the term of the consultancy afford to Price all employee benefits which were afforded to him prior to the date hereof. Such benefits shall in all events terminate if and when Price obtains full time employment with a third party.

                  (iii) The Company hereby vests Price in all options the Company has granted to him. Any option that would have expired prior to June 30, 2004 is extended until June 30, 2004. Notwithstanding any contrary provision in the options, he or his personal representative may exercise such options throughout the term of this consultancy.

                  (iv) The Company hereby forgives that portion of a $59,500 loan to Price which the Company has not forgiven heretofore.

3. No Other Compensation. Except as set forth in this Agreement and except for (i) vacation pay earned but not taken and (b) expenses incurred as requested by the Company or any of its subsidiaries, Price is entitled to no compensation or benefits from the Company for any matter or thing, whether for severance or otherwise.

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4.       Confidentiality and Non-Compete Agreements.

         (a) The term "confidential information" includes, but is not limited to:

                  (i) the name of any company or business all or any substantial part of which is or at any time was a candidate for potential acquisition by the Company, together with all analyses and other information which the Company has generated, compiled or otherwise obtained with respect to such candidate, business or potential acquisition, or with respect to the potential effect of such acquisition on the Company's business, assets, financial results or prospects;

                  (ii)     proprietary business, pricing and management methods;

                  (iii) proprietary finances, strategies, systems, research, surveys, plans, reports, recommendations and conclusions;

                  (iv) arrangements with, or other information relating to, the Company's customers, suppliers, representatives and other persons who have business relationships with the Company; and

                  (v) Proprietary technical information, work products and know-how, including software and programming.

         (b) Confidential information does not include any information which is known or available from any third party without breach of any obligation to the Company, or which is or becomes available to the public without breach by Price of any obligation to the Company.

         (c)      Until June 30, 2004:

                  (i) Price will not disclose any confidential information to any person or entity, whether prepared by him or others.

                  (ii) Price will not directly or indirectly use any confidential information other than as directed by the Company.

         (d) During the period beginning on the date hereof and ending on the later of June 30, 2004 or the second anniversary of the date of termination of the consultancy, Price will not anywhere directly or indirectly (whether as an owner, partner, employee, consultant, broker, contractor or otherwise, and whether personally or through other persons, provided that ownership of neither (i) shares of NutritionU nor (ii) less than 3% of the stock of a company other than NutritionU does not constitute "ownership" for the purposes of this Section):

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                  engage in any aspect of the business of offering nutrition education services over the Internet;

                  (i) retain or employ any person or entity who on the date of this Agreement is an employee of the Company or any of its subsidiaries (except to the extent that such person or entity is fired or laid off by the Company at a subsequent time); or

                  (ii) solicit or encourage any person to leave the employ of the Company or any of its subsidiaries.

         (e) Price understands that the provisions of this Section have been carefully designed to restrict his activities to the minimum extent which is consistent with the Company's requirements. Price has carefully considered these restrictions, and Price confirms that they will not unduly restrict his ability to obtain a livelihood.

         (f) Since monetary damages will be inadequate and the Company will be irreparably damaged if the provisions of this Section are not specifically enforced, the Company shall be entitled, among other remedies to seek an injunction restraining any violation of this Section (without any bond or other security being required) by Price and by any person or entity to whom Price provides or proposes to provide any services in violation of this Section.

         (g) If any provision contained in this Section is determined to be void, illegal or unenforceable, in whole or in part, then the other provisions contained herein shall remain in full force and effect as if the provision which was determined to be void, illegal, or unenforceable had not been contained herein.

         (h) The courts enforcing this Section shall be entitled to modify the duration and scope of any restriction contained herein to the extent such restriction would otherwise be unenforceable, and such restriction as modified shall be enforced.

5.       Return of Materials.

         (a) Price will promptly on request deliver to the Company all files, papers, recordings and other documents (whether in note, memo or other document form or on video, audio or computer tapes or discs or otherwise) that are then in his possession, custody or control, whether prepared by him or others, and which relate in any

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                  way to the Company or any of its subsidiaries (except to the extent that such files, papers, recordings and other documents are necessary for Price to possess as a shareholder of NutritionU).

         (b) Price acknowledges that all files, papers, recordings and other documents (whether in note, memo or other document form or on video, audio or computer tapes or discs or otherwise) that at any time come into Price's possession, custody or control, whether prepared by him or others, and which relate to the Company or any of its subsidiaries (except to the extent that such files, papers, recordings and other documents are necessary for Price to possess as a shareholder of NutritionU), is and shall at all times be and remain, the property of the Company.

6.       Cooperation in Proceedings; No Derogation.

         (a) Price will for no compensation (other than the payment of his out of pocket expenses) cooperate fully and at reasonable times with the Company and its subsidiaries in all litigations and regulatory proceedings on which the Company or any subsidiary seeks his assistance and as to which he has any knowledge or involvement. Without limiting the generality of the foregoing, Price will make himself available to testify at such litigations and other proceedings, and he will cooperate with the Company's counsel in preparing materials and offering advice in such litigations and other proceedings.

         (b) Price will not from and after the date hereof, in any way or to any person, denigrate or derogate the Company or any of its subsidiaries, or any their officers, directors, products, services or procedures, whether or not such denigrating or derogatory statements shall be true and are based on acts or omissions which are learned by Price from and after the date hereof or on acts or omissions which occur from and after the date hereof, or otherwise.

         (c) The Company will not from and after the date hereof, in any way or to any person, denigrate or derogate Price or any of his services or procedures, whether or not such denigrating or derogatory statements shall be true and are based on acts or omissions which are learned by Company from and after the date hereof or on acts or omissions which occur from and after the date hereof, or otherwise.

General Release.

         (d) Price hereby generally releases, remises and forever discharges the Company, and any subsidiary or related company, and each and every employee, officer, agent and attorney of each releasee (both individually and in their corporate capacity), and their successors and assigns, of and from all actions, agreements (including any employment or other agreement), causes of actions, suits, debts, claims and demands whatsoever in law or in equity which Price ever had, now have and

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                  which Price or Price's heirs or executors, administrators or assigns, or any of them, hereafter can, shall or may have as of this date, known and unknown, and whether or not relating to Price's employment or the termination thereof, but excluding Price's rights under this Agreement (including the rights as to his options as provided herein), and excluding also his rights to indemnification under the Company's certificate of incorporation and by laws and the Company's directors and officers insurance policies.

         (e) The Company hereby generally releases, remises and forever discharges Price of and from all actions, agreements (including any employment or other agreement), causes of actions, suits, debts, claims and demands whatsoever in law or in equity which the Company ever had, now has and which the Company hereafter can, shall or may have as of this date, known and unknown, and whether or not relating to Price's employment or the termination thereof, but excluding the Company's rights under this Agreement and the Invention and Secrecy Agreement dated August 30, 1994.

7.       Miscellaneous.

         (a) There are no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.

         (b) Price has been represented by David Faust, Esq. in connection with this Agreement.

         (c) This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Price and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a further writing signed by the Company and Price, and no term of this Agreement may be waived except by writing signed by the party waiving the benefit of such terms. The Company and Price have prepared this Agreement on a mutual basis, and this Agreement shall not be construed against any party by reason of its representative's having served as draftsperson hereof.

         (d) No Waiver. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

         (e) Binding Effect. This Agreement shall be binding upon the parties thereto and their respective heirs, successors and assigns.

         (f) Notice. Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

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                  To the Company:

                           AMBI, Inc.
                           4 Manhattanville Road
                           Purchase, New York 10577

                  with a copy to:   Benjamin T. Sporn c/o the Company

                  and another copy to:

                           Oscar D. Folger, Esq.
                           521 Fifth Avenue, 24th floor
                           New York, New York 10175

                  (i)      To Price:

                           Mr. Fredric D. Price
                           64 Quarry Lane
                           Bedford, New York 10506

         (g) Notice shall be deemed given and effective (a) three business days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, (b) one business day after delivered to a nationally recognized air courier for next day delivery service, or (c) upon personal delivery. Either party may change the address for notice by notifying the other party of such change in accordance with this Section.

         (h)      This Agreement may be signed in counterparts and by fax.

         (i) Governing Law; Resolution of Disputes; Service of Process. This Agreement shall in all respects be construed according to the laws of the State of New York. All disputes relating to the interpretation and enforcement of the provisions of this Agreement shall be resolved and determined exclusively by the state or federal courts sitting in the State of New York. The parties waive trial by jury. Service of process shall be effective when given in the manner provided for notices hereunder.

                                            AMBI INC.

                                            BY:  /s/ BENJAMIN T. SPORN
                                                 ---------------------
                                                 Benjamin T. Sporn
                                                 Senior Vice President


                                            /s/ FREDRIC D. PRICE
                                            --------------------
                                            Fredric D. Price